Exhibit 99.1

K2M Group Holdings, Inc. Reports Preliminary Fourth Quarter and
Full Year 2015 Financial Results with 17% Annual Growth

Leesburg, VA, January 11, 2016 - K2M Group Holdings, Inc. (Nasdaq: KTWO) (the "Company" or "K2M"), a global medical device company focused on designing, developing and commercializing innovative and proprietary complex spine and minimally invasive technologies and techniques, today reported preliminary financial results for the fourth quarter and full year ended December 31, 2015.

Fiscal Year 2015 Financial Summary:

•	Full year 2015 revenue of $216.0 million to $216.3 million, up approximately 16% year-over-year, or 17% on a constant currency basis

•	The Company continues to expect full year 2015 Adjusted EBITDA will be within the range of its previously provided guidance

Fourth Quarter Revenue Summary:

•	Total Q4 revenue of $54.1 million to $54.4 million, up approximately 10% to 11% year-over-year

◦	Domestic Q4 revenue of $39.2 million to $39.4 million, up approximately 10% year-over-year, comprised of:

▪	U.S. Complex Spine growth of approximately 12% year-over-year

▪	U.S. Minimally Invasive Spine (MIS) growth of approximately 20% year-over-year

▪	U.S. Degenerative growth of approximately 6% year-over-year

◦	International Q4 revenue of $15.0 million to $15.1 million, up approximately 11% year-over-year, or 14% on a constant currency basis

2016 Preliminary Outlook:

•	2016 revenue guidance of $246 million to $250 million or 14% to 16% year-over-year, on an as reported basis
"Our preliminary financial results for the full year of 2015 reflect total revenue growth of approximately 17% year-over-year on a constant currency basis, fueled by our strong complex spine portfolio," said President and Chief Executive Officer, Eric Major. "2015 was a significant year of innovation in complex spine. Over the past year, we released the MESA® 2 Deformity Spinal System, EVEREST® Deformity Spinal System, the NILE™ Alternative Fixation System, and the CAPRI™ Corpectomy Cage System. We expect these spine products - as well as our recently launched CASCADIA™ Interbody Systems - to fuel the continued strong top-line growth expected for our Company in fiscal year 2016.”
The financial estimates presented above are preliminary and remain subject to management's final review as well as audit by the Company's independent registered accounting firm. The Company intends to report complete fourth quarter and full-year 2015 financial results in late February or early March. Details regarding the timing of the release of those results, as well as details of a conference call and publicly available webcast, will be announced in a subsequent press release.
About K2M Group Holdings, Inc.

K2M Group Holdings, Inc. is a global medical device company focused on designing, developing and commercializing innovative complex spine and minimally invasive spine technologies and techniques used by spine surgeons to treat some of the most difficult and challenging spinal pathologies. K2M has leveraged these core competencies to bring to market an increasing number of products for patients suffering from degenerative spinal conditions. These technologies and techniques, in combination with a robust product pipeline, enable the Company to favorably compete in the global spinal surgery market. Additional information is available online at www.K2M.com.
Forward-Looking Statements

This press release contains forward-looking statements that reflect our current views with respect to, among other things, our operations and financial performance. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “predicts,” “intends,” “plans,” “estimates,”

“anticipates” or the negative version of these words or other comparable words. Such forward looking statements are subject to various risks and uncertainties including, among other things: our ability to achieve or sustain profitability; our ability to successfully demonstrate the merits of our technologies; pricing pressure from our competitors, hospitals and changes in third-party coverage and reimbursement; competition and our ability to develop and commercialize new products; aggregation of hospital purchasing from collaboration and consolidation; hospitals and other healthcare providers may be unable to obtain adequate coverage and reimbursement for procedures performed using our products; the safety and efficacy of our products is not yet supported by long-term clinical data; our dependence on a limited number of third-party suppliers; our ability to maintain and expand our network of direct sales employees, independent sales agencies and international distributors; the proliferation of physician-owned distributorships; concentration of sales from a limited number of spinal systems or products that incorporate these technologies; loss of the services of key members of our senior management, consultants or personnel; ability to enhance our product offerings through our research and development efforts; failure to properly manage our anticipated growth; acquisitions of or investments in new or complementary businesses, products or technologies; ability to train surgeons on the safe and appropriate use of our products; requirements to maintain high levels of inventory; impairment of our goodwill or intangible assets; disruptions in our information technology systems; any disruption in operations at our headquarters facility or an ability to ship a sufficient number of our products to meet demand; ability to strengthen our brand; fluctuations in insurance cost and availability; extensive governmental regulation; failure to obtain or maintain regulatory approvals and clearances; requirements for new 510(k) clearances, premarket approvals or new or amended CE Certificates of Conformity; medical device reporting regulations, voluntary corrective actions or agency enforcement actions; a recall of our products or the discovery of serious safety issues with our products; possible enforcement action if we engage in improper marketing or promotion of our products; the misuse or off-label use of our products; delays or failures in any future clinical trials; the results of clinical trials; procurement and use of allograft bone tissue; environmental laws and regulations; compliance by us or our sales representatives with fraud and abuse laws; U.S. legislative or regulatory healthcare reforms; medical device tax provisions in the healthcare reform laws; our need to generate significant sales to become profitable; potential fluctuations in sales volumes and our results of operations may fluctuate over the course of the year; uncertainty in our future capital needs; continuing worldwide economic instability; our inability to protect our intellectual property rights; our reliance on patent rights that we either license from others or have obtained through assignments; our patent litigation; the outcome of potential claims that we, our employees, our independent sales agencies or our distributors have wrongfully used or disclosed alleged trade secrets or are in breach of non-competition or non-solicitation agreements with our competitors; potential product liability lawsuits; operating risks relating to our international operations; our ability to comply with the Foreign Corrupt Practices Act and similar laws associated with our activities outside the United States; control by and possible conflicts of interest with our controlling shareholder; increased costs and additional regulations and requirements as a result of becoming a public company; our ability to implement and maintain effective internal control over financial reporting in the future; the potential impact of any future acquisitions, mergers, dispositions, joint ventures, investments or other strategic transactions we may make; and other risks and uncertainties, including those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on March 18, 2015, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and our filings with the SEC.

We operate in a very competitive and challenging environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this release. We cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those described in the forward-looking statements.

The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. We may not actually achieve the plans, intentions or expectations disclosed in our forward looking statements and you should not place undue reliance on our forward-looking statements.

Investor Contact:
Westwicke Partners on behalf of K2M Group Holdings, Inc.
Mike Piccinino, CFA
443-213-0500
K2M@westwicke.com

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